   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 1998

                                                SECURITIES ACT FILE NO. 33-48692
                                        INVESTMENT COMPANY ACT FILE NO. 811-4375

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                       [_]
                         POST-EFFECTIVE AMENDMENT NO. 7                      [X]
                                     AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
                               AMENDMENT NO. 160                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                                ---------------
                MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
              OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                             800 SCUDDERS MILL ROAD
                             PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------

                                   COPIES TO:

        COUNSEL FOR THE TRUST:               MICHAEL J. HENNEWINKEL, ESQ.
           BROWN & WOOD LLP                 MERRILL LYNCH ASSET MANAGEMENT
        ONE WORLD TRADE CENTER                      P.O. BOX 9011
     NEW YORK, NEW YORK 10048-0557         PRINCETON, NEW JERSEY 08543-9011
 ATTENTION: THOMAS R. SMITH, JR., ESQ.
       BRIAN M. KAPLOWITZ, ESQ.

                                ---------------

  It is proposed that this filing will become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b)
    [_] on (date) pursuant to paragraph (b)
    [X] 60 days after filing pursuant to paragraph (a)(1)
    [_] on (date) pursuant to paragraph (a)(1)
    [_] 75 days after filing pursuant to paragraph (a)(2)
    [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

  [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                ---------------

 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $.10 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              LOGO MERRILL LYNCH

Merrill Lynch North Carolina Municipal Bond Fund of Merrill Lynch Multi - State Municipal Series Trust

            ----------------------------------------------------------

PROSPECTUS .    , 1998

                                     (ART)

               THIS PROSPECTUS CONTAINS INFORMATION YOU
               SHOULD KNOW BEFORE INVESTING, INCLUDING
               INFORMATION ABOUT RISKS. PLEASE READ IT
               BEFORE YOU INVEST AND KEEP IT FOR FUTURE
               REFERENCE.
               THE SECURITIES AND EXCHANGE COMMISSION HAS
               NOT APPROVED OR DISAPPROVED THESE SECURITIES
               OR PASSED UPON THE ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE
               CONTRARY IS A CRIMINAL OFFENSE.

                              Table of Contents

                                                                                PAGE
LOGO KEY FACTS
     -------------------------------------------------------------------------------
     The Merrill Lynch North Carolina Municipal Bond Fund at a Glance............. 3
     Risk/Return Bar Chart........................................................ 4
     Fees and Expenses............................................................ 5

LOGO DETAILS ABOUT THE FUND
     -------------------------------------------------------------------------------
     How the Fund Invests......................................................... 7
     Investment Risks............................................................. 8

LOGO YOUR ACCOUNT
     -------------------------------------------------------------------------------
     Merrill Lynch Select PricingSM System....................................... 12
     How to Buy, Sell, Transfer and Exchange Shares.............................. 17
     Participation in Merrill Lynch Fee-Based Programs........................... 21

LOGO MANAGEMENT OF THE FUND
     -------------------------------------------------------------------------------
     Fund Asset Management....................................................... 24
     Financial Highlights........................................................ 25

LOGO FOR MORE INFORMATION
     -------------------------------------------------------------------------------
     Shareholder Reports................................................. Back Cover
     Statement of Additional Information................................. Back Cover


MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND

Key Facts LOGO

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

INVESTMENT GRADE -- any of the four highest debt obligation ratings by recognized rating agencies including Moody's Investors Service, Inc., Standard & Poor's or Fitch IBCA, Inc.

NORTH CAROLINA MUNICIPAL BOND -- a debt obligation issued by or on behalf of a governmental entity in North Carolina or other qualifying issuer that pays interest exempt from North Carolina income tax as well as from Federal income tax.

THE MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND AT A GLANCE
--------------------------------------------------------------------------------

WHAT ARE THE FUND'S GOALS?
The Fund's main goal is to provide a high level of income that is exempt from Federal and North Carolina income taxes. The Fund tries to accomplish this goal by investing primarily in long-term INVESTMENT GRADE North Carolina municipal bonds. The Fund cannot guarantee that it will achieve its goal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests primarily in a portfolio of long-term investment grade NORTH CAROLINA MUNICIPAL BONDS. These may be obligations of a variety of issuers in-cluding governmental entities in North Carolina and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. Generally, the Fund will invest at least 80% of its assets in municipal bonds, with at least 65% of its assets in North Carolina Municipal Bonds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may go up or down. The value of the Fund's invest-ments may change in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of debt instruments like municipal bonds goes down. If the value of the Fund's investments goes down, you may lose money.

In addition to these risks, the investment of at least 65% of its assets in North Carolina municipal bonds makes the Fund more susceptible to negative po-litical or economic factors that affect North Carolina than funds investing in municipal bonds of more than one state.

WHO SHOULD INVEST?
The Fund may be an appropriate investment for you if you:

    . Are looking for income that is exempt from Federal and North Carolina income tax;

    . Want a professionally managed portfolio without the administrative bur-dens of direct investments in Municipal Bonds;

    . Are looking for liquidity;

    . Can tolerate the risk of loss caused by negative political or economic developments in North Carolina or adverse changes in the price of bonds in general.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                             3

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
    Key Facts
LOGO
The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class B shares from year to year since the Fund's inception. Sales loads and account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for one year and five years and since the Fund's inception with those of the Lehman Brothers Municipal Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                      LOGO

During the period shown in the bar chart, the highest return for a quarter was 10.92% (quarter ended February 28, 1995) and the lowest return for a quarter was -7.55% (quarter ended April 30, 1994). The Fund's year-to-date return as of August 31, 1998 was 4.21%.
 + Inception date is September 25, 1992.

 AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE
 CALENDAR YEAR ENDED)                    PAST    PAST     SINCE
 DECEMBER 31, 1997                     ONE YEAR 5 YEARS INCEPTION
-----------------------------------------------------------------
 Merrill Lynch North Carolina Munic-
  ipal Bond Fund*                  A    5.10%    6.08%   6.36%+
-----------------------------------------------------------------
                                   B    4.93%    6.42%   6.65%+
-----------------------------------------------------------------
                                   C    7.82%     N/A    8.24%++
-----------------------------------------------------------------
                                   D    5.00%     N/A    7.40%++
-----------------------------------------------------------------
 Lehman Brothers Municipal Bond
  Index**                               9.19%    7.35%   7.36%#
-----------------------------------------------------------------

 * Includes sales charge.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Past performance is not predictive of future performance.
 + Inception date is September 25, 1992.
++ Inception date is October 21, 1994.
# Inception date is September 30, 1992.

UNDERSTANDING EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:

 SHAREHOLDER FEES -- fees paid directly from your investment. These include sales charges which you may pay when you buy or sell shares of the Fund.

 EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER. (These costs are deducted from the Fund's total assets.):

 ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

 MANAGEMENT FEE -- a fee paid to the investment adviser for managing the Fund.

 DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribu-tion efforts, such as advertising and promotion.

 ACCOUNT MAINTENANCE FEES --fees used to compensate securities dealers for ac-count maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

SHAREHOLDER FEES:           CLASS A  CLASS B(a) CLASS C CLASS D
----------------------------------------------------------------
Maximum Sales Charge
(Load) imposed on
purchases
(as a percentage of
offering price)             4.00%(b)  None      None    4.00%(b)
----------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of original
purchase price or
redemption proceeds,
whichever is lower)         None(c)   4.0%(b)   1.0%(b) None(c)
----------------------------------------------------------------
Maximum Sales Charge
(Load) imposed on Dividend
Reinvestments               None      None      None    None
----------------------------------------------------------------
Redemption Fee              None      None      None    None
----------------------------------------------------------------
Exchange Fee                None      None      None    None
----------------------------------------------------------------
Maximum Account Fee         None      None      None    None
----------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES:
----------------------------------------------------------------
Management Fee(d)           0.55%     0.55%     0.55%   0.55%
----------------------------------------------------------------
Distribution and/or
Account Maintenance (12b-
1) Fees(e)                  None      0.50%     0.60%   0.10%
----------------------------------------------------------------
Other Expenses (including
transfer agency fees)(f)    0.35%     0.36%     0.36%   0.35%
----------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES          0.90%     1.41%     1.51%   1.00%
----------------------------------------------------------------

(a) Class B shares automatically convert to Class D shares about ten years after you buy them. Then they will no longer be subject to distribution fees and will pay lower account maintenance fees.
(b) Some investors may qualify for reductions in the sales charge (load).
(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(d) The Fund pays the Manager a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $500 million; 0.525% of net assets from $500 million to $1 billion; and 0.50% of net assets above $1 billion. For the fiscal year ended July 31, 1998, the Manager received a fee equal to 0.55% of the Fund's average daily net assets. The Manager provides accounting services to the Fund at its cost. For the fiscal year ended July 31, 1998, the Fund reimbursed the Manager $43,764 for these services.
(e) If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended July 31, 1998, the Fund paid the Transfer Agent fees totaling $25,738.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                            5

LOGO Key Facts

EXAMPLES:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
              --

         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------
Class A  $ 488   $676    $879    $1,464
-------------------------------------------
Class B  $ 544   $646    $771    $1,691
-------------------------------------------
Class C  $ 254   $477    $824    $1,802
-------------------------------------------
Class D  $ 498   $706    $930    $1,576
-------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
              ------

         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------
Class A  $ 488   $676    $879    $1,464
-------------------------------------------
Class B  $ 144   $446    $771    $1,691
-------------------------------------------
Class C  $ 154   $477    $824    $1,802
-------------------------------------------
Class D  $ 498   $706    $930    $1,576
-------------------------------------------

In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
6

Details About the Fund LOGO

ABOUT THE PORTFOLIO MANAGER

Hugh T. Hurley, III is the portfolio manager of the Fund. Mr. Hurley has been a Vice President of Merrill Lynch Asset Management since 1996. Mr. Hurley was an Assistant Vice President of Merrill Lynch Asset Management from 1993 to 1996 and a Municipal Bond Broker with Titus and Donnelley Municipal Bond Brokers from 1990 to 1993.

ABOUT THE MANAGER
The Fund is managed by Fund Asset Management.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's main goal is to seek a high level of income that is exempt from Fed-eral and North Carolina income taxes. The Fund invests primarily in long-term, investment grade North Carolina municipal bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in North Carolina or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund's total assets will be invested in investment grade securities. The Fund will limit its investment in high yield or junk bonds to no more than 20% of its total assets. These bonds are generally more speculative and involve greater price fluctuations than investment grade securities.

The Fund generally will invest at least 65% of its total assets in North Carolina municipal bonds. For temporary periods, however, the Fund may invest up to 35% of its total assets in short-term tax-exempt or taxable money market obligations. No more than 20% of the Fund's net assets will be invested in tax-able money market obligations. However, during unusual market conditions, the Fund may invest a larger percentage of its assets in short-term obligations. Short-term investments may limit the potential for tax-exempt income on your shares.

The Fund's investments may include private activity bonds that may subject cer-tain shareholders to an alternative minimum tax.

The Manager considers a variety of factors when choosing investments, such as:

CREDIT QUALITY OF ISSUERS -- Based on bond ratings and other factors including economic and financial conditions.

YIELD ANALYSIS -- Takes into account factors, such as, the different yields available on different types of obligations. This analysis also considers the shape of the yield curve (longer term obligations typically have higher yields).

MATURITY ANALYSIS -- The average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, the Manager considers the availability of features that protect against an early call of the bond by the issuer.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                           7

LOGO Details About the Fund

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK -- Market risk is the risk that the bond market will suffer a general decline, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

CREDIT RISK -- The risk that the issuer will be unable to pay the interest or principal when due is generally referred to as credit risk. The degree of credit risk will depend not only on the financial condition of the issuer but on the terms of the specific bonds.

INTEREST RATE RISK -- Prices of municipal bonds generally increase when inter-est rates decline and decrease when interest rates increase. This risk is known as interest rate risk. Prices of longer term securities generally fluctuate more in response to interest rate changes than do prices of shorter term securities.

STATE SPECIFIC RISK -- The Fund will invest primarily in North Carolina munici-pal bonds. Therefore, an investment in the Fund may be riskier than an invest-ment in a fund that does not concentrate its portfolio in municipal bonds re-lating to a single state.

CALL AND REDEMPTION RISK -- Investments in bonds carry the risk that a bond's issuer will call the bond for redemption prior to the bond's maturity. If there is an early call of a bond, the Fund may lose income and may have to invest the proceeds of the redemption in bonds with lower yields than the called bond.

Risks associated with certain types of obligations in which the Fund may invest include:

GENERAL OBLIGATION BONDS -- The faith, credit and taxing power of the municipal entity that issues a general obligation bond secures the payment of interest and repayment of principal on such bond. Timely payments depend on the issuer's credit quality, its ability to raise tax revenues and its ability to maintain an adequate tax base.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
8

REVENUE BONDS -- Bonds on which the payments of interest and principal are made only from the revenues generated by a particular facility of class of facili-ties or, in some cases, the proceeds of a special tax or other revenue source. Payments on the Fund's investment in a revenue bond depend on the money earned by the particular facility or group of facilities. Industrial development bonds, which are discussed below, are, usually, revenue bonds.

INDUSTRIAL DEVELOPMENT BONDS -- Municipalities and other public authorities is-sue industrial development bonds to finance development of industrial facili-ties for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

MORAL OBLIGATION BONDS -- Moral obligation bonds generally are issued by spe-cial purpose public authorities. If the issuer is unable to meet its obliga-tions, the repayment of such bond becomes a moral commitment, but not a legal obligation, of the relevant state or municipality.

MUNICIPAL NOTES -- Municipal notes include notes issued as interim financing in anticipation of tax collection, bond sales or revenue receipts. A shortfall in the anticipated tax, bond or revenue proceeds securing the notes presents some risk to the Fund.

MUNICIPAL COMMERCIAL PAPER -- Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk to the Fund.

MUNICIPAL LEASE OBLIGATIONS -- In a municipal lease obligation, the issuer agrees to budget for and appropriate municipal funds to make payments due on the lease obligation, but this does not ensure that funds will actually be ap-propriated in future years. The issuer does not pledge its unlimited taxing power for payment of the lease obligation. The obligation may be secured by the leased property, but it may be difficult to sell this property after foreclo-sure. In addition, there is no guarantee that proceeds received would cover the loss of the Fund's investment.

INSURED MUNICIPAL BONDS -- Bonds purchased by the Fund may be covered by insur-ance that guarantees timely payments and repayment for principal on maturity. If a bond's insurer fails to fulfill its obligations or loses its credit rat-ing, the value of the bond could drop.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                           9

LOGO Details About the Fund

JUNK BONDS -- Junk bonds are debt securities rated below investment grade by the major rating agencies or unrated securities of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price vola-tility than higher rated obligations. The issuers of junk bonds may be highly leveraged (i.e., have a large amount of outstanding debt) and may be less creditworthy than other debt issuers. Junk bonds frequently are ranked junior to claims by other creditors and are more subject to call and redemption risk than higher rated obligations.

WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD
COMMITMENTS -- When-issued, delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be is-sued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

VARIABLE RATE DEMAND OBLIGATIONS -- Variable rate demand obligations are float-ing rate securities that consist of an interest in a long-term municipal bond and the conditional right to demand payment prior to the bond's maturity from a bank or other financial institution. If the bank or other financial institution is unable to pay on demand, the Fund may be adversely affected. In addition, these securities are subject to credit risk.

ILLIQUID INVESTMENTS -- The Fund may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at market value or that have contractual or legal restrictions on resale. If the Fund buys illiq-uid securities it may be unable to quickly resell them or may be able to sell them only at a price below fair market value.

DERIVATIVES -- The Fund may use instruments referred to as "derivatives." De-rivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the S&P 500 or the prime lending rate). Types of derivatives that the Fund may use include futures, options, indexed securities and inverse securities.

Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
10
types of instruments. Derivatives, however, are volatile and involve signifi-cant risks, including credit risk, leverage risk, liquidity risk and index risk.

   . Credit Risk -- The risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

   . Leverage Risk -- The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trad-ing strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

   . Liquidity Risk -- The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

   . Index Risk -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or ex-perience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Please see the Statement of Additional Information for detailed information re-garding the types of derivatives used by the Fund and the risks associated with these instruments.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                       11

Your Account LOGO

MERRILL LYNCH SELECT PRICING SM SYSTEM
--------------------------------------------------------------------------------

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your in-vestment and how long you plan to hold your shares. Your Merrill Lynch Finan-cial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an on-going account maintenance fee of 0.10%. You may be eligible for a sales charge waiver.

If you select Class B or C shares, you will invest the full amount of your pur-chase price, but you will be subject to a distribution fee of 0.25% on Class B shares or 0.35% on Class C shares and an account maintenance fee of 0.25% on both classes. Because these fees are paid out of the Fund's assets on an ongo-ing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be sub-ject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a divi-sion of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch. The Fund is a series of the Merrill Lynch Multi-State Municipal Series Trust.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
12

The table below summarizes key features of the Merrill Lynch Select Pricing SM System.

                    CLASS A             CLASS B              CLASS C              CLASS D
-----------------------------------------------------------------------------------------------------
Availability        Limited to certain  Generally, available Generally, available Generally available
                    investors           through Merrill      through Merrill      through Merrill
                    including:          Lynch.               Lynch.               Lynch. Limited
                    . Current Class A   Limited availability Limited availability availability
                    shareholders        through other        through other        through other
                    . Participants in   securities dealers.  securities dealers.  securities dealers.
                    certain Merrill
                    Lynch
                    sponsored programs
                    . Certain
                    affiliates of
                    Merrill Lynch.
-----------------------------------------------------------------------------------------------------
Initial Sales       Yes. Payable at     No. Entire purchase  No. Entire purchase  Yes. Payable at
Charge?             time of purchase.   price is invested in price is invested in time of purchase.
                    Lower sales charges shares of the Fund.  shares of the Fund.  Lower sales charges
                    available for                                                 available for
                    larger investments.                                           larger investments.
-----------------------------------------------------------------------------------------------------
Deferred Sales      No. (May be charged Yes. Payable if you  Yes. Payable if you  No. (May be charged
Charge?             for purchases over  redeem within four   redeem within one    for purchases over
                    $1 million that are years of purchase.   year of purchase.    $1 million that are
                    redeemed within                                               redeemed within one
                    one year.)                                                    year.)
-----------------------------------------------------------------------------------------------------
Account             No.                 0.25% Account        0.25% Account        0.10% Account
Maintenance and                         Maintenance Fee      Maintenance Fee      Maintenance Fee
Distribution Fees?                      0.25% Distribution   0.35% Distribution   No Distribution
                                        Fee.                 Fee.                 Fee.
-----------------------------------------------------------------------------------------------------
Conversion to       No.                 Yes, automatically   No.                  No.
Class D shares?                         after approximately
                                        ten years.
-----------------------------------------------------------------------------------------------------

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                          13

LOGO Your Account

RIGHT OF ACCUMULATION -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing System funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS A AND CLASS D SHARES -- INITIAL SALES CHARGE OPTIONS
If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                      DEALER
                                                   COMPENSATION
                    AS A % OF       AS A % OF       AS A % OF
YOUR INVESTMENT   OFFERING PRICE YOUR INVESTMENT* OFFERING PRICE
----------------------------------------------------------------
 Less than
  $25,000             4.00%           4.17%           3.75%
----------------------------------------------------------------
 $25,000 but less
 than $50,000         3.75%           3.90%           3.50%
----------------------------------------------------------------
 $50,000 but less
 than $100,000        3.25%           3.36%           3.00%
----------------------------------------------------------------
 $100,000 but
 less than
 $250,000             2.50%           2.56%           2.25%
----------------------------------------------------------------
 $250,000 but
 less than
 $1,000,000           1.50%           1.52%           1.25%
----------------------------------------------------------------
 $1,000,000 and
 over**               0.00%           0.00%           0.00%
----------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.
** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

    . Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT.

    . TMA SM Managed Trusts.

    . Certain Merrill Lynch investment or central asset accounts.

    . Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances.

    . Certain investors, including directors or trustees of Merrill Lynch mu-tual funds and Merrill Lynch employees.

    . Certain Merrill Lynch fee-based programs.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
14

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.10% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

CLASS B AND CLASS C SHARES -- DEFERRED SALES CHARGE OPTIONS
If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.25% for Class B shares and 0.35% for Class C shares and account main-tenance fees of 0.25% for Class B and Class C shares each year. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of market-ing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.

CLASS B SHARES
If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                         15

LOGO Your Account

       YEARS SINCE
       PURCHASE          SALES CHARGE*
     ---------------------------------
       0 - 1                 4.00%
     ---------------------------------
       1 - 2                 3.00%
     ---------------------------------
       2 - 3                 2.00%
     ---------------------------------
       3 - 4                 1.00%
     ---------------------------------
       4 and thereafter      0.00%
     ---------------------------------

 * The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares will be reduced or waived in certain circumstances, such as:

    . Redemption in connection with participation in certain Merrill Lynch fee-based programs.

    . Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability.

    . Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to
      10% per year of your Class B account value at the time the plan is es-tablished.

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of divi-dends or distributions paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from an-other fund with a shorter conversion schedule, the Fund's ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a shorter conversion schedule, the other fund's conver-sion schedule will apply. The length of time that you hold

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
16
both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart beginning on page 18 summarizes how to buy, sell, transfer and ex-change shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mu-tual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                          17

LOGO  Your Account

 IF YOU WANT TO   YOUR CHOICES           INFORMATION IMPORTANT FOR YOU TO KNOW
-------------------------------------------------------------------------------
 Buy Shares       First, select the      Refer to the Merrill Lynch Select
                  share class            Pricing table on page 13. Be sure to
                  appropriate for you    read this prospectus carefully.
           --------------------------------------------------------------------
                  Next, determine the    The minimum initial investment for the
                  amount of your         Fund is $1,000 for all accounts except
                  investment             that certain Merrill Lynch fee-based
                                         programs have an initial minimum
                                         investment of $250.
                                         (The minimums for initial investments
                                         may be waived or reduced under certain
                                         circumstances.)
           --------------------------------------------------------------------
                  Have your Merrill      Any purchase orders received by
                  Lynch Financial        Merrill Lynch from a securities dealer
                  Consultant or          within thirty minutes after the close
                  securities dealer      of business on the New York Stock
                  submit your purchase   Exchange will be priced at the net
                  order                  asset value determined that day.
                                         Purchase orders received after that
                                         time will be priced at the net asset
                                         value determined on the next business
                                         day. The Fund may reject any order to
                                         buy shares and may suspend the sale of
                                         shares at any time. Merrill Lynch may
                                         charge a processing fee to confirm a
                                         purchase. This fee is currently $5.35.
           --------------------------------------------------------------------
                  Or contact the         You can purchase shares of the Fund
                  Transfer Agent         directly by mailing a purchase order
                                         to the Transfer Agent at the address
                                         on the
                                         inside back cover of this prospectus.
-------------------------------------------------------------------------------
 Add to Your      Purchase additional    The minimum investment for additional
 Investment       shares                 purchases is $50.
                                         (The minimum for additional purchases
                                         may be waived under certain
                                         circumstances.)
           --------------------------------------------------------------------
                  Acquire additional     All dividends and capital gains
                  shares through the     distributions are automatically
                  automatic dividend     reinvested without a sales charge.
                  reinvestment plan
           --------------------------------------------------------------------
                  Participate in the     You may invest a specific amount on a
                  automatic investment   periodic basis through certain Merrill
                  plan                   Lynch investment or central asset
                                         accounts.
-------------------------------------------------------------------------------
 Transfer Shares  Transfer to a          You may transfer your Fund shares only
 to Another       participating          to another securities dealer that has
 Securities       securities dealer      entered into an agreement with Merrill
 Dealer                                  Lynch. All shareholder services will
                                         be available for the transferred
                                         shares. You may only purchase
                                         additional shares of funds previously
                                         owned before the transfer. All future
                                         trading of these assets must be
                                         coordinated by the receiving firm.
           --------------------------------------------------------------------
                  Transfer to a non-     You must either:
                  participating           .Transfer your shares to an account
                  securities dealer      with the Transfer Agent; or
                                          .Sell your shares.
           --------------------------------------------------------------------

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND

                                           INFORMATION IMPORTANT FOR YOU TO
 IF YOU WANT TO   YOUR CHOICES             KNOW
-------------------------------------------------------------------------------
 Sell Your        Have your Merrill Lynch  To ensure that your redemption
 Shares           Financial Consultant or  request will be priced at the net securities dealer submit asset value on the day of your
                  your sales order         request, you must submit your
                                           request to your dealer before that
                                           day's close of business on the New
                                           York Stock Exchange (generally 4:00
                                           p.m. Eastern time). The Fund accepts
                                           redemption requests from dealers on
                                           any business day until thirty
                                           minutes after the close of business
                                           on the New York Stock Exchange. Any
                                           redemption request received from a
                                           dealer after that time will be
                                           priced at the net asset value at the
                                           close of business on the next
                                           business day.
                                           Securities dealers, including
                                           Merrill Lynch, may charge a fee to
                                           process a redemption of shares.
                                           Merrill Lynch currently charges a
                                           fee of $5.35. No processing fee is
                                           charged if you redeem shares
                                           directly through the Transfer Agent.
                                           The Fund may reject an order to sell
                                           shares under certain circumstances.
           --------------------------------------------------------------------
                  Sell through the         You may sell shares held at the
                  Transfer Agent           Transfer Agent by writing to the
                                           Transfer Agent at the address on the
                                           inside back cover of this
                                           prospectus. All shareholders on the
                                           account must sign the letter and
                                           signatures must be guaranteed. If
                                           you hold stock certificates, return
                                           the certificates with the letter.
                                           The Transfer Agent will normally
                                           mail redemption proceeds within
                                           seven days following receipt of a
                                           properly completed request. If you
                                           make a redemption request before the
                                           Fund has collected payment for the
                                           purchase of shares, the Fund or the
                                           Transfer Agent may delay mailing
                                           your proceeds. This delay will
                                           usually not exceed ten days.
                                           If you hold share certificates, they
                                           must be delivered to the Transfer
                                           Agent before they can be converted.
                                           Check with the Transfer Agent or
                                           your Merrill Lynch Financial
                                           Consultant for details.
-------------------------------------------------------------------------------
 Sell Shares      Participate in the       You can choose to receive systematic
 Systematically   Fund's Systematic        payments from your Fund account
                  Withdrawal               either by check or through direct
                  Plan                     deposit to your bank account on a
                                           monthly or quarterly basis. If you
                                           have a Merrill Lynch CMA(R), CBA(R)
                                           or Retirement Account you can
                                           arrange for systematic redemptions
                                           of a fixed dollar amount on a
                                           monthly, bi-monthly, quarterly,
                                           semi-annual or annual basis, subject
                                           to certain conditions. Under either
                                           method you must have dividends and
                                           other distributions automatically
                                           reinvested. For Class B and C shares
                                           your total annual withdrawals cannot
                                           be more than 10% per year of the
                                           value of your shares at the time
                                           your plan is established. The
                                           deferred sales charge is waived for
                                           systematic redemptions. Ask your
                                           Merrill Lynch Financial Consultant
                                           for details.
-------------------------------------------------------------------------------


MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                         19

LOGO Your Account


                                           INFORMATION IMPORTANT FOR YOU TO
 IF YOU WANT TO   YOUR CHOICES             KNOW
-------------------------------------------------------------------------------
 Exchange Your     Select the fund into     You can exchange your shares of the
 Shares            which you want to        Fund for shares of many other
                   exchange. Be sure to     Merrill Lynch mutual funds. You
                   read that fund's         must have held the shares used in
                   prospectus               the exchange for at least 15
                                            calendar days (including money
                                            funds) before you can exchange to
                                            another fund.
                                            Each class of Fund shares is
                                            generally exchangeable for shares
                                            of the same class of another fund.
                                            If you own Class A shares and wish
                                            to exchange into a fund in which
                                            you have no Class A shares, you
                                            will exchange into Class D shares.
                                            Some of the Merrill Lynch mutual
                                            funds impose a different initial or
                                            deferred sales charge schedule. If
                                            you exchange Class A or D shares
                                            for shares of a fund with a higher
                                            initial sales charge than you
                                            originally paid, you will be
                                            charged the difference at the time
                                            of exchange. If you exchange Class
                                            B shares for shares of a fund with
                                            a different deferred sales charge
                                            schedule, the higher schedule will
                                            apply. The time you hold Class B or
                                            C shares in both funds will count
                                            when determining your holding
                                            period for calculating a deferred
                                            sales charge at redemption. If you
                                            exchange Class A or D shares for
                                            money market fund shares, you will
                                            receive Class A shares of Summit
                                            Cash Reserves Fund. Class B or C
                                            shares of the Fund will be
                                            exchanged for Class B shares of
                                            Summit.
                                            Although there is currently no
                                            limit on the number of exchanges
                                            that you can make, the exchange
                                            privilege may be modified or
                                            terminated at any time in the
                                            future.
-------------------------------------------------------------------------------

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
20

NET ASSET VALUE -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the one calculated after your purchase or re-demption order is received.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into an-other account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribu-tion and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automati-cally exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                          21

LOGO Your Account


DIVIDENDS -- income paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

DISTRIBUTIONS --capital gains paid to shareholders. Distributions may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND" You may want to avoid buying shares shortly before the Fund pays a dividend or distribution, although the impact on you will be significantly less than if you were invested in a fund paying fully taxable dividends. The reason? If you bought shares when the Fund had realized but not yet distributed taxable income (if any) or capital gains, you would pay the full price for the shares and then could receive a portion of the price back in the form of a distribution, all or, more likely, part of which could be taxable. Before investing you may want to consult your tax adviser.

Details about these features and the relevant charges are included in the cli-ent agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income monthly, and any net real-ized long or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive DIVIDENDS and DISTRIBUTIONS in cash, contact your Merrill Lynch Finan-cial Consultant. If your account is with the Transfer Agent and you would like to receive dividends and distributions in cash, contact the Transfer Agent.

Taxes
To the extent that the dividends distributed by the Fund are from Municipal Bond interest income, they are exempt from Federal income tax. However, certain investors may be subject to alternative minimum tax on dividends received from the Fund. To the extent that the dividends distributed by the Fund are derived from North Carolina Municipal Bond interest income, they are also exempt from North Carolina personal and corporate income tax. Interest income from other investments may produce taxable distributions. If you are subject to income tax in a state other than North Carolina, the dividends derived from North Carolina Municipal Bonds will not be exempt from income tax in that state. Dividends, or portions thereof, that are derived from capital gains may fall into different categories of capital gain that are taxable at different rates for Federal in-come tax purposes. Capital gain dividends are taxed at the same rates as ordi-nary income for North Carolina income tax purposes.

Generally, within 60 days after the end of the Fund's taxable year, the Fund will tell you the amount of exempt-interest dividends, ordinary income divi-dends or capital gain dividends, including the different categories of capital gains, you received that year. The capital gains rate or rates applicable to capital gain dividends depends on how long the Fund held an asset before sell-ing it for a gain; it is not related to how long you have held your shares. The tax treatment of distributions from the Fund is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Fund.



MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
22

If you cannot provide a taxpayer identification number or social security num-ber, Fund distributions of capital gains, certain ordinary income dividends and redemptions will have a 31% withholding tax deduction.

If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to federal income tax.

This section summarizes some of the consequences of an investment in the Fund under current Federal and North Carolina tax laws. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences to you of an investment in the Fund under all applicable tax laws. The Fund's Statement of Additional Information has more information about tax-es.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                         23

Management of the Fund LOGO

FUND ASSET MANAGEMENT
--------------------------------------------------------------------------------

Fund Asset Management, the Fund's Manager, manages the Fund's investments and its business operations under the overall supervision of the Trust's Board of Trustees. The Manager has the responsibility for making all investment deci-sions for the Fund. The Fund pays the Manager a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $500 million; 0.525% of net assets from $500 million to $1 billion; and 0.50% of net assets above $1 billion. For the fiscal year ended July 31, 1998 the Manager received a fee equal to 0.55% of the Fund's average daily net assets.

Fund Asset Management is a part of the Merrill Lynch Asset Management Group. The Asset Management Group had approximately $473 billion in investment company and other portfolio assets under management as of August 1998. This amount in-cludes assets managed for Merrill Lynch affiliates.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
24

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information pro-vided in the Fund's audited financial statements.

                                        CLASS A                                    CLASS B
             --------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN        FOR THE YEAR ENDED JULY 31,                FOR THE YEAR ENDED JULY 31,
             --------------------------------------------------------------------------------------------------
NET ASSET VALUE:           1998    1997    1996    1995    1994     1998     1997     1996     1995     1994
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year         $10.87  $10.36  $10.29  $10.19  $ 10.67  $ 10.88  $ 10.36  $ 10.29  $ 10.19  $ 10.67
---------------------------------------------------------------------------------------------------------------
Investment income -- net     .50     .51     .51     .54      .54      .45      .46      .46      .49      .49
---------------------------------------------------------------------------------------------------------------
Realized and unrealized
gain (loss) on
investments -- net           .13     .51     .07     .10     (.42)     .13      .52      .07      .10     (.42)
---------------------------------------------------------------------------------------------------------------
Total from investment
operations                   .63    1.02     .58     .64      .12      .58      .98      .53      .59      .07
---------------------------------------------------------------------------------------------------------------
Less dividends and
 distributions:
 Investment income --
  net                       (.50)   (.51)   (.51)   (.54)    (.54)    (.45)    (.46)    (.46)    (.49)    (.49)
 Realized gain on
 investments -- net          -- +    --      --      --       --       -- +     --       --       --       --
 In excess of realized
 gain on
 investments -- net          --      --      --      --      (.06)     --       --       --       --      (.06)
---------------------------------------------------------------------------------------------------------------
Total dividends and
distributions               (.50)   (.51)   (.51)   (.54)    (.60)    (.45)    (.46)    (.46)    (.49)    (.55)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of
year                      $11.00  $10.87  $10.36  $10.29  $ 10.19  $ 11.01  $ 10.88  $ 10.36  $ 10.29  $ 10.19
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
---------------------------------------------------------------------------------------------------------------
Based on net asset value
per share                   5.99%  10.17%   5.76%   6.60%    1.11%    5.45%    9.71%    5.21%    6.06%     .60%
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------
Expenses, net of
 reimbursement               .90%    .80%    .75%    .71%     .50%    1.41%    1.31%    1.26%    1.22%    1.01%
---------------------------------------------------------------------------------------------------------------
Expenses                     .90%    .88%    .90%    .93%     .96%    1.41%    1.39%    1.41%    1.44%    1.46%
---------------------------------------------------------------------------------------------------------------
Investment income -- net    4.59%   4.89%   4.92%   5.43%    5.14%    4.08%    4.39%    4.41%    4.91%    4.64%
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year
(in thousands)            $8,753  $8,542  $8,043  $9,256  $11,071  $37,204  $41,137  $47,236  $49,978  $50,664
---------------------------------------------------------------------------------------------------------------
Portfolio turnover        125.23%  94.59%  90.22%  52.33%   74.35%  125.23%   94.59%   90.22%   52.33%   74.35%
---------------------------------------------------------------------------------------------------------------

* Total investment returns exclude the effects of sales loads.
+ Amount is less than $.01 per share.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                        25

LOGO Management of the Fund

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND

                                           CLASS C                                    CLASS D
                            ------------------------------------------ ------------------------------------------
                                      FOR               FOR THE PERIOD           FOR               FOR THE PERIOD
                            THE YEAR ENDED JULY 31,     OCT. 21, 1994+ THE YEAR ENDED JULY 31,     OCT. 21, 1994+
 INCREASE (DECREASE) IN     -----------------------      TO JULY 31,   -----------------------      TO JULY 31,
 NET ASSET VALUE:            1998      1997     1996         1995       1998      1997     1996         1995
------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of period        $10.87    $ 10.36  $ 10.28      $ 9.80     $ 10.88   $ 10.37  $ 10.29      $ 9.80
------------------------------------------------------------------------------------------------------------------------
 Investment income -- net       .44       .45      .45         .37         .49       .50      .50         .41
------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized
 gain on
 investments -- net             .13       .51      .08         .48         .13       .51      .08         .49
------------------------------------------------------------------------------------------------------------------------
 Total from investment
  operations                    .57       .96      .53         .85         .62      1.01      .58         .90
------------------------------------------------------------------------------------------------------------------------
 Less dividends and
 distributions:
 Investment income -- net      (.44)     (.45)    (.45)       (.37)       (.49)     (.50)    (.50)       (.41)
 Realized gain on
 investments -- net              --++      --       --          --          --++      --       --          --
------------------------------------------------------------------------------------------------------------------------
 Total dividends and
 distributions                 (.44)     (.45)    (.45)       (.37)       (.49)     (.50)    (.50)       (.41)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                     $ 11.00   $ 10.87  $ 10.36      $10.28     $ 11.01   $ 10.88  $ 10.37      $10.29
------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN:*
------------------------------------------------------------------------------------------------------------------------
 Based on net asset value
 per share                     5.35%     9.50%    5.20%       8.87%#      5.88%    10.05%    5.75%       9.39%#
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
 Expenses, net of
 reimbursement                 1.51%     1.41%    1.37%       1.37%**     1.00%      .90%     .85%        .85%**
------------------------------------------------------------------------------------------------------------------------
 Expenses                      1.51%     1.49%    1.51%       1.57%**     1.00%      .98%    1.00%       1.05%**
------------------------------------------------------------------------------------------------------------------------
 Investment income -- net      3.98%     4.28%    4.29%       4.67%**     4.49%     4.79%    4.81%       5.28%**
------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of
 period (in thousands)      $ 2,527    $2,052  $ 1,772      $  713     $ 2,534   $ 2,132  $ 1,880      $1,377
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover          125.23%    94.59%   90.22%      52.33%     125.23%    94.59%   90.22%      52.33%
------------------------------------------------------------------------------------------------------------------------

 * Total investment returns excluded the effects of sales loads.
** Annualized
 + Commencement of operations.
++ Amount is less than $.01 per share.
 # Aggregate total investment return.

A NOTE ABOUT YEAR 2000
Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely af-fected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests, and this could hurt the Fund's investment returns.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND                         27

                            POTENTIAL
                            INVESTORS
                        Open an account (two options).

      1                                                      2
    MERRILL LYNCH                                  TRANSFER AGENT
 FINANCIAL CONSULTANT                           FINANCIAL DATA SERVICES, INC.
 OR SECURITIES DEALER                                P.O. BOX 45289
Advises shareholders on their Fund investments.  JACKSONVILLE, FL 32232-5289
                                                 Performs recordkeeping and
                                                 reporting services.

                                  DISTRIBUTOR
                       Merrill Lynch Funds Distributor,
                a division of Princeton Funds Distributor, Inc.
                                 P.O. Box 9081
                       Princeton, New Jersey 08543-9081
                     Arranges for the sale of Fund shares.

      COUNSEL                             THE FUND                        CUSTODIAN
   BROWN & WOOD LLP                 The Board of Trustees     State Street Bank and Trust Company
 One World Trade Center               oversees the Fund.                P.O. Box 351
New York, New York 10048-0557                                    Boston, Massachusetts 02101
Provides legal advice to the Fund.                          Holds the Fund's assets for safekeeping.

     INDEPENDENT AUDITORS                     INVESTMENT ADVISER
    DELOITTE & TOUCHE LLP                  FUND ASSET MANAGMENT, L.P.
       117 Campus Drive                      ADMINISTRATIVE OFFICES
Princeton, New Jersey 08540-6400             800 Scudders Mill Road
       Audits the financial                Plainsboro, New Jersey 08536
statements of the Fund on behalf of
        the shareholders.                      MAILING ADDRESS
                                                 P.O. BOX 9011
                                          Princeton, New Jersey 08543-9011
                                                 TELEPHONE NUMBER
                                                  1-800-MER-FUND
                                      Manages the Fund's day-to-day activities
 .



MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
28

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

For More Information LOGO

SHAREHOLDER REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

STATEMENT OF ADDITIONAL INFORMATION
The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at the address and telephone number indicated on the inside back cover of this prospectus.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Investment Company Act file #811-4375
Code #18034-11-98
(C)Fund Asset Management, L.P.

LOGO MERRILL LYNCH

Merrill Lynch
North Carolina Municipal
Bond Fund
of Merrill Lynch Multi-State Municipal Series Trust

     -------------------------

PROSPECTUS . , 1998

                                       (ART)

                      STATEMENT OF ADDITIONAL INFORMATION

               MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
              OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
  P.O. Box 9011, Princeton, New Jersey 08543-9011 . Phone No. (609) 282-2800

                               ----------------

  Merrill Lynch North Carolina Municipal Bond Fund (the "Fund") is a series of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), a non-diversified, open-end investment company organized as a Massachusetts business trust. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and North Carolina income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective while providing investors with the opportunity to invest primarily in a diversified portfolio of long-term obligations issued by or on behalf of North Carolina, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income tax and North Carolina income taxes. The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of futures transactions and options. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and
should be read in conjunction with the Prospectus of the Fund, dated       ,
1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling
(800) 637-3863 or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

                               ----------------

                       FUND ASSET MANAGEMENT -- MANAGER
                MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                               ----------------

     The date of this Statement of Additional Information is       , 1998.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................    2
 General...................................................................    2
 Risk Factors and Special Considerations Relating to Municipal Bonds.......    3
 Description of Municipal Bonds............................................    4
 Financial Futures Transactions and Options................................    7
 Description of Temporary Investments......................................   11
 Investment Restrictions...................................................   13
 Portfolio Turnover........................................................   14
Management of the Trust....................................................   15
 Trustees, Directors and Officers..........................................   15
 Compensation of Trustees..................................................   16
 Management and Advisory Arrangements......................................   17
 Code of Ethics............................................................   18
Purchase of Shares.........................................................   18
 Initial Sales Charge Alternatives -- Class A and Class D Shares...........   19
 Deferred Sales Charge Alternatives -- Class B and Class C Shares..........   23
 Distribution Plans........................................................   26
 Limitations on the Payment of Deferred Sales Charges......................   27
Redemption of Shares.......................................................   28
 Redemption................................................................   28
 Repurchase................................................................   29
 Reinstatement Privilege -- Class A and Class D Shares.....................   29
Pricing of Shares..........................................................   30
 Determination of Net Asset Value..........................................   30
 Computation of Offering Price Per Share...................................   31
Portfolio Transactions.....................................................   31
 Transactions in Portfolio Securities......................................   31
Shareholder Services.......................................................   32
 Investment Account........................................................   33
 Exchange Privilege........................................................   33
 Fee-Based Programs........................................................   35
 Automated Investment Plans................................................   35
 Automatic Dividend Program................................................   35
 Systematic Redemption Program.............................................   35
Distributions and Taxes....................................................   37
 Dividends and Distributions...............................................   37
 Taxes.....................................................................   37
 Tax Treatment of Options and Futures Transactions.........................   40
Performance Data...........................................................   40
General Information........................................................   42
 Description of Shares.....................................................   42
 Independent Auditors......................................................   44
 Custodian.................................................................   44
 Transfer Agent............................................................   44
 Legal Counsel.............................................................   44
 Reports to Shareholders...................................................   44
 Shareholder Inquiries.....................................................   44
 Additional Information....................................................   44
Financial Statements.......................................................   44
Appendix I -- Economic and Financial Conditions in North Carolina .........  I-1
Appendix II -- Ratings of Municipal Bonds.................................. II-1

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and North Carolina income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term obligations issued by or on behalf of the State of North Carolina, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and North Carolina income taxes. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds," and obligations exempt from both Federal and North Carolina income taxes are referred to as "North Carolina Municipal Bonds." Unless otherwise indicated, references to Municipal Bonds shall be deemed to include North Carolina Municipal Bonds. The Fund anticipates that at all times, except during temporary defensive periods, it will maintain at least 65% of the Fund's total assets invested in North Carolina Municipal Bonds. The investment objective as set forth in the first sentence of this paragraph is a fundamental policy and may not be changed without a vote of a majority of the outstanding shares of the Fund. See "How the Fund Invests" in the Prospectus for a general discussion of the Fund's goals, main investment strategies and main risks.

GENERAL

  Under normal circumstances, except when acceptable securities are unavailable as determined by Fund Asset Management, L.P. (the "Manager" or "FAM"), the Fund's manager, the Fund will invest at least 65% of its total assets in North Carolina Municipal Bonds. The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal conditions, it is generally anticipated that the Fund's average weighted maturity will be in excess of ten years. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of the Fund's net assets.

  The Fund may also invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution. See "Description of Temporary Investments." The Fund's hedging strategies, which are described in more detail under "Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

  At least 80% of the Municipal Bonds purchased by the Fund will be what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch IBCA, Inc. ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

  The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or which, in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Description of Municipal Bonds --"High Yield' or "Junk' Bonds." The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

  Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

  The Fund ordinarily does not intend to realize investment income not exempt from Federal and North Carolina income taxes. However, to the extent that suitable North Carolina Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel to the issuer, from Federal income, but not North Carolina income, taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt securities will be considered "Municipal Bonds" for purposes of the Fund's investment objective and policies. The Fund at all times will have at least 80% of its net assets invested in securities the interest on which is exempt from Federal taxation. However, interest received on certain otherwise tax-exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to Federal alternative minimum tax. The percentage of the Fund's total assets invested in "private activity bonds" will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund. See "Distributions and Taxes -- Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL BONDS

  The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Investment Objective and Policies -- Description of Municipal Bonds" and " -- Financial Futures Transactions and Options."

  The Fund ordinarily will invest at least 65% of its assets in North Carolina Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of North Carolina Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of North Carolina Municipal Bonds to this degree.

  The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds or the North Carolina Municipal Bonds in which the Fund invests.

  During recent years, North Carolina has moved from an agricultural to a service and goods-producing economy. North Carolina experienced a positive General Fund balance for each of its last five fiscal years. The current economy has led to an unemployment rate that, as of August 1998, is below the national average. As of the date of this prospectus, North Carolina's general obligation bonds are rated Aaa by Moody's and AAA by Standard & Poor's and Fitch.

  The Manager does not believe that the current economic conditions in North Carolina or other factors described above will have a significant adverse effect on the Fund's ability to invest in high quality North Carolina Municipal Bonds. Because the Fund's portfolio will be comprised primarily of investment grade securities, the Fund is expected to be less subject to market and credit risks than a fund that invests primarily in lower quality North Carolina Municipal Bonds. For a discussion of economic and other conditions in North Carolina, see Appendix I -- "Economic Conditions in North Carolina."

  The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in such markets, including the loss of principal.

DESCRIPTION OF MUNICIPAL BONDS

  Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Fund may invest. Information with respect to ratings assigned to tax-exempt obligations that the Fund may purchase is set forth in Appendix II to this Statement of Additional Information. See "How the Fund Invests" in the Prospectus.

  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and, in the case of North Carolina Municipal Bonds, exempt from North Carolina income taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds.

  General Obligation Bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

  Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

  IDBs and Private Activity Bonds. The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed. The Fund may invest more than 25% of its total assets in IDBs or private activity bonds.

  "Moral Obligation" Bonds. The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Lease Obligations. Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

  Index and Inverse Floating Obligations. The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the variable long-term interest rates typically decline as short-term market rates increase and increase as short-term market rates decline. The Fund's return on such Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, which may include reduced or limited interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed high rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

  When-Issued Securities and Delayed Delivery Transactions. Municipal Bonds may at times be purchased or sold on a delayed delivery basis or a when-issued basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future, often a month or more after the purchase. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will make only commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if it is deemed advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. The Fund will maintain a separate account at its custodian bank consisting of cash, cash equivalents or liquid securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

  Call Rights. The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.

  "High Yield" or "Junk" Bonds. The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or which, in the Manager's judgment, possess similar credit characteristics. See Appendix II -- "Ratings of Municipal Bonds" for additional information regarding ratings of debt securities. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Manager will take into consideration, among other things, the ratings assigned by S&P, Moody's or Fitch, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of its management and regulatory matters.

  High yield securities are considered by S&P, Moody's and Fitch to have varying degrees of speculative characteristics. Consequently, although high yield securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. The market prices of high-yielding, lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Investments in high yield securities will be made only when, in the judgment of the Manager, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Fund generally will not invest in debt securities in the lowest rating categories (those rated CC or lower by S&P or Fitch or Ca or lower by Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

  Issuers or obligors of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers or obligors of high yield securities may be more likely to experience financial stress, especially if such issuers or obligors are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

  High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

  The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it generally is not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

  It is expected that a significant portion of the high yield securities acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

  Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

  Reference is made to "How the Fund Invests" in the Prospectus. Set forth below is additional information concerning these transactions.

  The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. While the Fund's use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Fund anticipates that its net asset value will fluctuate. Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Recent legislation has created new categories of capital gains taxable at different rates, which the Fund may pass through to shareholders. See "Distributions and Taxes -- Taxes."

  Description of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  The Fund deals in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

  The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

  The Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond index futures contracts in connection with its hedging strategies.

  Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Manager and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

  When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

  Call Options on Futures Contracts. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

  Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

  The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts

  The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

  Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

  Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

  The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

  The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

  The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

  Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

  The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

DESCRIPTION OF TEMPORARY INVESTMENTS

  The Fund may invest in short-term tax-free and taxable securities subject to the limitations set forth above and in the Prospectus under "How the Fund Invests." The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

  VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Fund.

  Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

  The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase:
MIG-1/VMIG-1 through MIG-4/VMIG-4 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets.

  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sales contracts is less certain.

INVESTMENT RESTRICTIONS

  The Fund has adopted a number of fundamental and non-fundamental investment restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

    (1) Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    (2) Make investments for the purpose of exercising control or management.

    (3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    (5) Issue senior securities to the extent such issuance would violate applicable law.

    (6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    (7) Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

    (8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  In addition, the Fund has adopted non-fundamental investment restrictions that may be changed by the Board of Trustees without a vote of the Fund's shareholders. Under the non-fundamental investment restrictions, the Fund may not:

    (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
  Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.

    (d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes.

  In addition, to comply with tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements.

  Because of the affiliation of Merrill Lynch with the Manager, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions." Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

PORTFOLIO TURNOVER

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Manager. As a result of the investment policies described herein, the Fund's portfolio turnover rate may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. Higher portfolio turnover may contribute to higher transaction costs in the form of dealer spreads and brokerage commissions which are borne directly by the Fund. High portfolio turnover may also result in negative tax consequences, such as an increase in capital gains dividends or in ordinary income dividends of accrued market discount. See "Distributions and Taxes -- Taxes." The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. The portfolio turnover rates for the fiscal years ended July 31, 1997 and 1998 were 94.59% and 125.23%, respectively.

                            MANAGEMENT OF THE TRUST

TRUSTEES DIRECTOR AND OFFICERS

  The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors or Trustees of investment companies by the Investment Company Act.

  Information about the Trustees, executive officers and the portfolio manager of the Trust, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (66) -- President and Trustee(1)(2) -- Chairman of the Manager and Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors) since 1997; President of the Manager and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

  James H. Bodurtha (54) -- Trustee(2)(3) -- 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (59) -- Trustee(2)(3) -- 113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

  Robert R. Martin (71) -- Trustee(2)(3) -- 513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries Inc. in 1994; Trustee, Northland College since 1992.

  Joseph L. May (69) -- Trustee(2)(3) -- 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

  Andre F. Perold (46) -- Trustee(2)(3) -- Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited since 1991 and TIBCO from 1994 to 1996.

  Terry K. Glenn (58) -- Executive Vice President(1)(2) -- Executive Vice President of the Manager and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Vincent R. Giordano (54) -- Senior Vice President(1)(2) -- Senior Vice President of the Manager and MLAM since 1984; Vice President of MLAM from 1980 to 1984; Senior Vice President of Princeton Services since 1993.

  Kenneth A. Jacob (47) -- Vice President(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Vice President of the Manager since 1984.

  Hugh T. Hurley, III (34) -- Portfolio Manager of the Fund(1)(2) -- Vice President of MLAM since 1996; Assistant Vice President of MLAM from 1993 to 1996; Municipal Bond Broker with Titus and Donnelley Municipal Bond Brokers from 1990 to 1993.

  Donald C. Burke (38) -- Vice President(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Gerald M. Richard (49) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of PFD since 1984 and Vice President thereof since 1981.

  Robert E. Putney, III (38) -- Secretary(1)(2) -- Director (Legal Advisory) of MLAM and Princeton Administrators L.P. since 1997; Vice President of MLAM from 1994 to 1997; Vice President of Princeton Administrators L.P. from 1996 to 1997; Attorney with MLAM from 1991 to 1994.
----------
(1) Interested person, as defined in the Investment Company Act, of the Trust.
(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which FAM or MLAM acts as the investment adviser or manager.
(3) Member of the Trust's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.

  As of the date of this Statement of Additional Information, the Trustees and officers of the Trust as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Trustee and officer of the Trust, and the other officers of the Trust owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

COMPENSATION OF TRUSTEES

  The Trust pays each non-interested Trustee a fee of $10,000 per year plus $1,000 per meeting attended. The Trust also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Trustees, a fee of $2,000 per year plus $500 per Committee meeting attended. The Trust reimburses each non-interested Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. The fees and expenses of the Trustees are allocated to the respective series of the Trust on the basis of asset size.

  The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended July 31, 1998 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, MLAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1997.

                                                                                          AGGREGATE
                                                        PENSION OR        ESTIMATED   COMPENSATION FROM
                                                    RETIREMENT BENEFITS    ANNUAL     TRUST  AND OTHER
                         POSITION WITH COMPENSATION ACCRUED AS PART OF  BENEFITS UPON     MLAM/FAM-
NAME                         TRUST      FROM FUND      FUND EXPENSE      RETIREMENT   ADVISED FUNDS(1)
----                     ------------- ------------ ------------------- ------------- -----------------
James H. Bodurtha.......    Trustee      $581.64           None             None          $148,500
Herbert I. London.......    Trustee      $581.64           None             None          $148,500
Robert R. Martin........    Trustee      $581.64           None             None          $148,500
Joseph L. May...........    Trustee      $581.64           None             None          $148,500
Andre F. Perold.........    Trustee      $581.64           None             None          $148,500

----------
(1) The Trustees serve on the boards of MLAM/FAM-advised funds as follows: Mr. Bodurtha (23 registered investment companies consisting of 41 portfolios); Mr. London (23 registered investment companies consisting of 41 portfolios); Mr. Martin (23 registered investment companies consisting of 41 portfolios); Mr. May (23 registered investment companies consisting of 41 portfolios); and Mr. Perold (23 registered investment companies consisting of 41 portfolios).

  Trustees of the Trust, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust and the Fund.

  Management Fee. The Trust has entered into a management agreement on behalf of the Fund with the Manager (the "Management Agreement"), pursuant to which the Manager receives for its services to the Fund monthly compensation at the following annual rates: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion and 0.50% of the average daily net assets exceeding $1.0 billion. The table below sets forth information about the total management fees paid by the Fund to the Manager for the periods indicated.

             FISCAL YEAR ENDED JULY 31,               MANAGEMENT FEE
             --------------------------     ----------------------------------
             1998.......................... $284,947
             1997.......................... $303,480 (of which $43,196) was voluntarily waived)
             1996.......................... $337,198 (all of which $90,848 was voluntarily waived)

  Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective series of the Trust ("Series"). Expenses that will be borne directly by the Series include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor") as described below, fees for legal and auditing services, Commission fees, interest, certain taxes and other expenses attributable to a particular Series. Expenses that will be allocated on the basis of asset size of the respective Series include fees and expenses of non-interested Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and if additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Trust by the Manager and the Trust reimburses the Manager for its costs in connection with such services. As required by the Fund's distribution agreements, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with the account maintenance and distribution of Class B and Class C shares will be financed by the Trust pursuant to the Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans." Reference is made to "Management of the Fund" in the Prospectus for certain information concerning the management and advisory arrangements of the Trust.

  Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company
Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

  Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Trust's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

  Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

CODE OF ETHICS

  The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                              PURCHASE OF SHARES

  Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "Select Pricing Funds."

  The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

  Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

  Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares are entitled to purchase additional Class A shares of the Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

  Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

Class A and Class D Sales Charge Information

                                    CLASS A SHARES
   ---------------------------------------------------------------------------------
    For the Fiscal Year   Gross Sales Sales Charges Sales Charges CDSCs Received on
           Ended            Charges    Retained by     Paid to      Redemption of
         July 31,          Collected   Distributor  Merrill Lynch Load-Waived Shares
    -------------------   ----------- ------------- ------------- ------------------
           1998             $2,530        $173         $2,357
           1997             $5,894        $619         $5,275            0
           1996             $5,618        $547         $5,071            0
                                    Class D Shares
   ---------------------------------------------------------------------------------
    For the Fiscal Year   Gross Sales Sales Charges Sales Charges CDSCs Received on
           Ended            Charges    Retained by     Paid to      Redemption of
         July 31,          Collected   Distributor  Merrill Lynch Load-Waived Shares
    -------------------   ----------- ------------- ------------- ------------------
           1998             $5,975        $436         $5,539
           1997             $4,136        $338         $3,798            0
           1996             $5,930        $572         $5,358            0

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

  Reinvested Dividends and Capital Gains. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

  TMASM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

  Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM-advised funds, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to

ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

  Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

Contingent Deferred Sales Charges -- Class B Shares

  Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  The following table sets forth the Class B CDSC:

                                                          CDSC AS A PERCENTAGE
                                                            OF DOLLAR AMOUNT
       YEAR SINCE PURCHASE PAYMENT MADE                    SUBJECT TO CHARGE
       --------------------------------                   --------------------
       0-1...............................................         4.0%
       1-2...............................................         3.0%
       2-3...............................................         2.0%
       3-4...............................................         1.0%
       4 and thereafter..................................         None

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  The Class B CDSC is waived on redemptions of shares in certain circumstances, including any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee Access SM Accounts. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The conversion period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

  Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services --Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares

  Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

Class B and Class C Sales Charge Information

                                  CLASS B SHARES*
        --------------------------------------------------------------------------------
        For the Fiscal Year             CDSCs Received                     CDSCs Paid to
          Ended July 31,                by Distributor                     Merrill Lynch
        -------------------             --------------                     -------------
               1998                        $39,234                            $39,234
               1997                        $72,913                            $72,913
               1996                        $99,445                            $99,445

            * Additional Class B CDSCs payable to the Distributor
              with respect to the fiscal years ended July 31, 1997 and 1998 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                                   CLASS C SHARES
        --------------------------------------------------------------------------------
        For the Fiscal Year             CDSCs Received                     CDSCs Paid to
          Ended July 31,                by Distributor                     Merrill Lynch
        -------------------             --------------                     -------------
               1998                        $   219                            $   219
               1997                        $   303                            $   303
               1996                        $   931                            $   931

  Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

  Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10% respectively, of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

  The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25% and 0.35% respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

  The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

  Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

  As of December 31, 1997, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $686,000 (1.79% of Class B net assets at that date). As of July 31, 1998, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $675,070 (1.81% of Class B net assets at that date). As of December 31, 1997, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated revenues by approximately $58,000 (.36% of Class C net assets at that date). As of July 31, 1998, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $19,356 (.77% of Class C net assets at that date).

  For the fiscal year ended July 31, 1998, the Fund paid the Distributor $192,626 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $38.3 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 1998, the Fund paid the Distributor $13,672 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $2.3 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 1998, the Fund paid the Distributor $2,266 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $2.3 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of July 31, 1998 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                                DATA CALCULATED AS OF JULY 31, 1998
                          -------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
                                                                                                ANNUAL
                                                                                             DISTRIBUTION
                                                 ALLOWABLE             AMOUNTS                  FEE AT
                          ELIGIBLE  ALLOWABLE   INTEREST ON MAXIMUM   PREVIOUSLY   AGGREGATE CURRENT NET
                           GROSS    AGGREGATE     UNPAID    AMOUNT     PAID TO      UNPAID      ASSET
                          SALES(1) SALES CHARGE BALANCE(2)  PAYABLE DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                          -------- ------------ ----------- ------- -------------- --------- ------------
CLASS B SHARES FOR THE
 PERIOD SEPTEMBER 25,
 1992 (COMMENCEMENT OF
 OPERATIONS) TO JULY 31,
 1998
Under NASD Rule as
 Adopted................  $63,764     $3,985      $1,694    $5,679      $1,117      $4,562       $ 9
Under Distributor's
 Voluntary Waiver.......  $63,764     $3,985      $  319    $4,304      $1,117      $3,187       $ 9
CLASS C SHARES, FOR THE
 PERIOD OCTOBER 21, 1994
 (COMMENCEMENT OF
 OPERATIONS) TO JULY 31,
 1998
Under NASD Rule as
 Adopted................  $ 3,190     $  199      $   41    $  240      $   21      $  219       $ 9

----------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                             REDEMPTION OF SHARES

  Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

REDEMPTION

  A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption requests must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such Fund shares, which will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the regular close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

  Reference is made to "How Shares are Priced" in the Prospectus.

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily Monday through Friday as of 15 minutes after the close of business on the NYSE on each day the NYSE is open for trading (a "Pricing Day"). The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.

  The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over-the-counter ("OTC") municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on July 31, 1998 is set forth below.

                                CLASS A     CLASS B      CLASS C      CLASS D
                               ---------- -----------   ----------   ----------
Net Assets...................  $8,753,506 $37,204,274   $2,526,608   $2,533,824
                               ========== ===========   ==========   ==========
Number of Shares
 Outstanding.................     795,422   3,380,162      229,595      230,162
                               ========== ===========   ==========   ==========
Net Asset Value Per Share
 (net assets divided by
 number of shares
 outstanding)................  $    11.00 $     11.01   $    11.00   $    11.01
Sales Charge (for Class A and
 Class D shares: 4.00% of
 offering price; 4.17% of net
 asset value per share)*.....        0.46            **           **       0.46
                               ---------- -----------   ----------   ----------
Offering Price...............  $    11.46 $     11.01   $    11.00   $    11.47
                               ========== ===========   ==========   ==========

----------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Merrill Lynch Select Pricing SM System" and "-- Deferred Sales Charge Alternatives -- Contingent Deferred Sales Charges -- Class B Shares" and "-- Contingent Deferred Sales Charges -- Class C Shares" herein.

                            PORTFOLIO TRANSACTIONS

TRANSACTIONS IN PORTFOLIO SECURITIES

  Subject to policies established by the Trustees, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

  Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Manager in servicing all of its accounts and all such research might not be used by the Manager in connection with the Fund. Consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  Because of the affiliation of Merrill Lynch with the Trust, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except pursuant to an exemptive order under the Investment Company Act. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. Under an exemptive order, the Trust may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. Information regarding transactions executed pursuant to the exemptive order is set forth in the following table:

     FOR THE FISCAL YEAR                NUMBER OF      APPROXIMATE AGGREGATE
     ENDED JULY 31,                    TRANSACTIONS MARKET VALUE OF TRANSACTIONS
     -------------------              ------------- ----------------------------
     1998............................        0                   --
     1997............................        0                   --
     1996............................        0                   --

  An affiliated person of the Trust may serve as broker for the Fund in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

  The Fund may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. Rule 10f-3 under the Investment Company Act sets forth conditions under which the Fund may purchase Municipal Bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Bonds purchased by the Fund, the amount of Municipal Bonds that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.

  Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or MLAM.

  Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                             SHAREHOLDER SERVICES

  The Trust offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration in the new brokerage firm's name.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a Merrill Lynch-sponsored money market mutual fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

  Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds, including Class A shares of Summit ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

  Exchanges of Class B and Class C Shares. Each Select Pricing Fund with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another Select Pricing Fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

  Exchanges for Shares of a Money Market Fund. Class A and Class D shares will be exchangeable for Class A shares of Summit and Class B and Class C shares will be exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds. The period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any conversion period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs, for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

  Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

AUTOMATED INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. Alternatively, an investor that maintains a CMA(R) or CBA(R) account may arrange to have periodic investments, of amounts of $100 or more made in the Fund through the CMA(R) or CBA(R) Automated Investment Program from his or her CMA(R) or CBA(R) account or from certain related accounts.

AUTOMATIC DIVIDEND PROGRAM

  Unless specific instructions are given as to the method of payment, dividends and capital gains distributions will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends and distributions. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

  Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent elect to have subsequent dividends or both dividends and capital gains distributions, paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC REDEMPTION PROGRAM

  A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A, Class B, Class C or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE on the first, second, third or fourth Monday of each month or the first, second, third or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

  With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives --Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

  Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of the Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value as of the close of business on the "payment date" unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to settlement date of a redemption order.

  All net realized capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gains distributions will be reinvested automatically in shares of the Fund unless the shareholder elects to receive such distributions in cash.

  The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Pricing of Shares--Determination of Net Asset Value."

  See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.

TAXES

  The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

  As discussed in "General Information--Description of Shares," the Trust has established other series in addition to the Fund (together with the Fund, the "Series"). Each Series of the Trust is treated as a separate corporation for Federal income tax purposes. Each Series, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one Series do not offset gains in another Series, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Series level rather than at the Trust level.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

  The Trust intends to qualify the Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. The Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains, including new categories of capital gains and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

  Exempt-interest dividends will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes or for North Carolina income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

  The portion of the Fund's exempt-interest dividends paid from interest received by the Fund from North Carolina Municipal Bonds also will be exempt from North Carolina personal and corporate income taxes. Shareholders subject to income taxation by states other than North Carolina will realize a lower after-tax rate of return than North Carolina shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually regarding the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from North Carolina income taxes. The Trust will allocate exempt-interest dividends among Class A, Class B, Class C and Class D shareholders for North Carolina income tax purposes based on a method similar to that described above for Federal income tax purposes.

  Shares of the Fund will not be subject to the North Carolina personal property tax. Holders should consult their own tax advisors regarding collateral North Carolina income tax consequences relating to the ownership of shares of the Fund, including, but not limited to, the inclusion of tax-exempt income attributable to ownership of shares in "modified gross income," as that term is used in the North Carolina Income Tax Act, as amended, for purposes of determining eligibility for and the amount of various North Carolina credits and rebates.

  Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to state taxes in states other than North Carolina and may be subject to local taxes in other states. Accordingly, investors in the Fund should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their North Carolina tax situation in general.

  To the extent the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes and North Carolina income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares, and for North Carolina income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Recent legislation created additional categories of capital gains taxable at different rates. Additional legislation eliminates the highest 28% category for most sales of capital assets occurring after December 31, 1997. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds," and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of the Fund's dividends declared during the year which constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

  The Fund may invest in high yield securities, as described in "Investment Objective and Policies --Description of Municipal Bonds." Furthermore, the Fund may also invest in instruments the return on which includes non-traditional features such as indexed principal or interest payments ("non-traditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or non-traditional instruments could be recharacterized as taxable ordinary income.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis on the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Ordinary income dividends paid to shareholders that are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty or perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

  The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

  The Fund may purchase and sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contacts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and North Carolina tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and North Carolina tax laws. The Code and the Treasury regulations, as well as the North Carolina tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisers regarding the availability of any exemptions from state or local taxes and with specific questions as to Federal, foreign, state or local taxes.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by
(b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is total return, yield and tax-equivalent yield information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                    CLASS A SHARES                      CLASS B SHARES
                          ----------------------------------- -----------------------------------
                            EXPRESSED AS    REDEEMABLE VALUE    EXPRESSED AS    REDEEMABLE VALUE
                            A PERCENTAGE    OF A HYPOTHETICAL   A PERCENTAGE    OF A HYPOTHETICAL
                             BASED ON A     $1,000 INVESTMENT    BASED ON A     $1,000 INVESTMENT
                            HYPOTHETICAL      AT THE END OF     HYPOTHETICAL      AT THE END OF
PERIOD                    $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
------                    ----------------- ----------------- ----------------- -----------------
                                                AVERAGE ANNUAL TOTAL RETURN
                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
One year ended July 31,
 1998...................         1.75%          $1,017.50            1.45%          $1,014.50
Five years ended July
 31, 1998...............         5.02%          $1,277.70            5.37%          $1,298.70
Inception (September 25,
 1992) to
 July 31, 1998..........         6.24%          $1,424.90            6.47%          $1,442.40
                                                    ANNUAL TOTAL RETURN
                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Year ended July 31,
 1998...................         5.99%          $1,059.40            5.45%          $1,054.50
Year ended July 31,
 1997...................        10.17%          $1,101.70            9.71%          $1,097.10
Year ended July 31,
 1996...................         5.76%          $1,057.60            5.21%          $1,052.10
Year ended July 31,
 1995...................         6.60%          $1,066.00            6.06%          $1,060.60
Year ended July 31,
 1994...................         1.11%          $1,011.10            0.60%          $1,006.00
Inception (September 25,
 1992) to
 July 31, 1993..........        11.52%          $1,115.20           11.06%          $1,110.60
                                                  AGGREGATE TOTAL RETURN
                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Inception (September 25,
 1992) to
 July 31, 1998..........        42.49%          $1,424.90           44.24%          $1,442.40
                                                           YIELD
30 days ended July 31,
 1998...................         4.01%                               3.66%
                                                   TAX EQUIVALENT YIELD*
30 days ended July 31,
 1998...................         5.57%                               5.08%

----------
*Based on a Federal income tax rate of 28%.

                                   CLASS C SHARES                      CLASS D SHARES
                         ----------------------------------- -----------------------------------
                           EXPRESSED AS    REDEEMABLE VALUE    EXPRESSED AS    REDEEMABLE VALUE
                           A PERCENTAGE    OF A HYPOTHETICAL   A PERCENTAGE    OF A HYPOTHETICAL
                            BASED ON A     $1,000 INVESTMENT    BASED ON A     $1,000 INVESTMENT
                           HYPOTHETICAL      AT THE END OF     HYPOTHETICAL      AT THE END OF
PERIOD                   $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
------                   ----------------- ----------------- ----------------- -----------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
One year ended July 31,
 1998...................        4.35%          $1,043.50            1.65%          $1,016.50
Inception (October 21,
 1994) to
 July 31, 1998..........        7.66%          $1,321.20            7.07%          $1,294.10
                                                   ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Year ended July 31,
 1998...................        5.35%          $1,053.50            5.88%          $1,058.80
Year ended July 31,
 1997...................        9.50%          $1,095.00           10.05%          $1,100.50
Year ended July 31,
 1996...................        5.20%          $1,052.00            5.75%          $1,057.50
Inception (October 21,
 1994) to
 July 31, 1995..........        8.87%          $1,088.70            9.39%          $1,093.90
                                                 AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Inception (October 21,
 1994) to
 July 31, 1998..........       32.12%          $1,321.20           29.41%          $1,294.10
                                                          YIELD
30 days ended July 31,
 1998...................        3.57%                               3.91%
                                                  TAX EQUIVALENT YIELD*
30 days ended July 31,
 1998...................        4.96%                               5.43%

----------
*Based on a Federal income tax rate of 28%.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

  The Fund's total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Trust is a business trust organized on August 2, 1985 under the laws of Massachusetts. On October 1, 1987, the Trust changed its name from "Merrill Lynch Multi-State Tax-Exempt Series Trust" to "Merrill Lynch Multi-State Municipal Bond Series Trust," and on December 22, 1987 the Trust again changed its name to "Merrill Lynch Multi-State Municipal Series Trust." The Trust is an open-end management investment company comprised of separate Series as discussed in "Distributions and Taxes -- Taxes," each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is managed independently in order to provide to shareholders who are residents of the state to which such Series relates as high a level of income exempt from Federal, and in certain cases state and local, income taxes as is consistent with prudent investment management. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. The Trust is presently comprised of the Fund, Merrill Lynch Arizona Municipal Bond Fund, Merrill Lynch Arkansas Municipal Bond Fund, Merrill Lynch Colorado Municipal Bond Fund, Merrill Lynch Connecticut Municipal Bond Fund, Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch Maryland Municipal Bond Fund, Merrill Lynch Massachusetts Municipal Bond Fund, Merrill Lynch Michigan Municipal Bond Fund, Merrill Lynch Minnesota Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund, Merrill Lynch New Mexico Municipal Bond Fund, Merrill Lynch New York Municipal Bond Fund, Merrill Lynch Ohio Municipal Bond Fund, Merrill Lynch Oregon Municipal Bond Fund, Merrill Lynch Pennsylvania Municipal Bond Fund and Merrill Lynch Texas Municipal Bond Fund. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust.

  At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares and Class B and Class C shares bear certain expenses relating to the distribution of such shares. All shares of the Trust have equal voting rights. Each class has exclusive voting rights with respect to matters relating to distribution and/or account maintenance expenditures, as applicable (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Purchase of Shares." The Trustees of the Trust may classify and reclassify the shares of any Series into additional or other classes at a future date.

  Each issued and outstanding share of a Series is entitled to one vote and to participate equally in dividends and distributions with respect to that Series and, upon liquidation or dissolution of the Series, in the net assets of such Series remaining after satisfaction of outstanding liabilities except that, as noted above, expenses relating to distribution and/or account maintenance of the Class B, Class C and Class D shares are borne solely by the respective class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or a change in the fundamental policies, objectives or restrictions of a Series.

  The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any Series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust, or of the affected Series or class, as applicable.

  The Declaration of Trust establishing the Trust dated August 2, 1985, a copy of which, together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" only shall be liable. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

  The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  State Street Bank and Trust Company, P. O. Box 351, Boston, Massachusetts 02101, acts as the Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

  Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on July 31 of each year. The Trust sends to the Fund's shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Fund's shares as of November , 1998.

                             FINANCIAL STATEMENTS

  The Fund's audited financial statements are included in its 1998 annual report to shareholders, which has been incorporated by reference in this Statement of Additional Information. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                  APPENDIX I

              ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

  The following information is a brief summary of factors affecting the economy of the State and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

  The State of North Carolina (the "State") has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax and soft drink tax (currently being phased out). The State receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by State agencies, university fees and tuitions, interest earned by the State Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

  Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in a Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in a Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 million was reserved in a Capital Improvement Reserve and $26.2 million was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unrestricted General Fund balance at June 30, 1996 of approximately $406.1 million.

  Fiscal year 1997 ended with a positive General Fund balance of approximately $874.8 million. Along with additional reserves, $135 million was reserved in the Reserve for Repair and Renovation of State Facilities, in addition to a supplemental reserve of $39.3 million for repairs and renovations (bringing the total reserve to $221.2 million after prior withdrawals). An additional $49.4 million was transferred to the Clean Water Management Trust Fund (bringing the total reserve to $49.4 million after prior withdrawals) and $115 million and $156 million were reserved in newly-created Disaster Relief and Intangible Tax Refund Reserves, respectively. The Disaster Relief Reserve was used to cover disaster relief funds spent during fiscal year 1997. An additional $61 million was reserved for the State to acquire the shares of the North Carolina Railroad Company not held by the State. No additional amounts were transferred to the Savings Reserve for the year (the existing balance of $500.9 million having met the statutory reserve requirements). After additional reserves, the unreserved General Fund balance at the end of fiscal year 1997 was approximately $318.7 million.

  The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. Based on a modified accrual basis, the General Fund balance at June 30, 1996 and 1997 was $1,422.1 million and $1,703.9 million, respectively.

  On August 28, 1997, the North Carolina General Assembly adopted the biennium budget for 1997 to 1999. The $11.4 billion budget for fiscal 1998 included a 7.6% increase in spending over the fiscal year 1997 budget. Highlights of the new budget included increased spending for education, with $181 million in funding for teacher pay raises averaging 6.5% and $92 million to implement the newly-enacted Excellent Schools Act, which raises teacher salaries to the national average over four years and requires teachers at low-performing schools to pass competency tests. Money was also reserved for schools that achieve or surpass academic goals, school technology funds, new school buses, staff development programs, community college job training programs, and other education purposes. The General Assembly also passed a welfare reform program, adopted a streamlined process for cleaning up brownfields for reuse as industrial and commercial sites, and cut the North Carolina sales tax on food by 1% beginning in 1998.

  The General Assembly adjusted downward the General Fund appropriation support for the continuation budgets by $425.4 million and $242.2 million in fiscal years 1998 and 1999, respectively, and authorized continuation funding of $10,439.4 million for fiscal year 1998 and $10,957.5 million for fiscal year 1999. The adjustments included reductions of expenditures resulting from supporting revenue sources being reclassified from tax and nontax revenues to departmental receipts, increases in departmental receipts and federal receipts, reductions of projected operating costs, and other efficiencies and savings. Increases of $798.7 million for fiscal year 1998 and $574.5 million for fiscal year 1999 were approved for operating budgets.

  Under the State's constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

  The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal government's relationship with the state government that, if enacted into law, could affect fiscal and economic policies of the states, including the State.

  During recent years, the State has moved from an agricultural to a service and goods-producing economy. According to the North Carolina Employment Security Commission (the "Employment Security Commission"), in July 1997, the State ranked tenth among the states in non-agricultural employment and eighth in manufacturing employment. The Federal Bureau of Labor Statistics estimated the State's seasonally adjusted unemployment rate in August 1998 to be 3.6% of the labor force, as compared with an unemployment rate of 4.5% nationwide.

  The following are certain cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations.

  Bailey case -- State Tax Refunds -- State Retirees. On May 8, 1998, in Bailey, et al. v. State of North Carolina, the North Carolina Supreme Court held that the act of the General Assembly that repealed a tax exemption on State and local government retirement benefits was an unconstitutional impairment of contract and a taking of property without just compensation Accordingly, retirement benefits that were vested before August 1989 were held to be exempt from State income taxation. In addition, the North Carolina Supreme Court ruled that recovery of taxes previously paid by retirees on those benefits was not limited to retirees who paid the tax under protest or requested a refund within the time periods specified by the statute.

  Potential refunds and interest are estimated by the State to be $352.68 million through December 31, 1997, with respect to refunds, and through June 30, 1998, with respect to interest. Until this matter is resolved, any additional potential refunds and interest will continue to accrue. In addition to refunds and interest, the State will be unable to continue to tax the applicable retirement benefits, thus reducing future revenue. The case was remanded by the North Carolina Supreme Court for administration and further orders to carry out the decision. Under the initial order of the trial judge, the State would offset its liabilities to improperly taxed retirees by allowing tax credits to eligible retirees to be applied against future State income taxes, or in the case of eligible retirees who are deceased, no longer residents of the State, or who have no tax liability, to be paid in whole to such retirees or their estates.

  A tentative settlement has been reached in Bailey to provide for payment of the refunds and interest over a two-year period. The settlement is conditioned upon court approval and the appropriation of necessary funds by the North Carolina General Assembly, neither of which has occurred.

  Patton Case -- Federal Retirees. Federal retirees in Patton, et al. v. State of North Carolina, filed a class action suit in Wake County Superior Court in 1995 seeking monetary relief for taxes paid since 1989. This case was brought in anticipation of a favorable outcome for the plaintiffs in the Bailey case. The federal retirees allege that a result in the Bailey case that exempts State and local retirement benefits from State income taxes would require a similar exemption for federal retirement benefits under the United States Supreme Court's 1989 decision in Davis v. Michigan. In Davis, the United States Supreme Court ruled that a Michigan income tax statute that taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year by the act of the General Assembly held unconstitutional in Bailey. The Patton case was being held in abeyance pending the outcome in Bailey. Now that Bailey has been decided, the case is expected to proceed. Potential refunds and interest have been estimated by the State to be $585.09 million through June 30, 1997. Until this matter is resolved, any additional potential refunds and interest have continued and will continue to accrue.

  Smith Case -- This class action, Smith et al. v. State of North Carolina, is related to litigation in Fulton Corporation v. Faulkner, a case filed by a single taxpayer and decided by the United States Supreme Court in 1996 regarding the constitutionality of certain taxes previously collected by the State on intangible personal property. The remaining class of plaintiffs in this action consist of taxpayers who paid the tax in question, but failed to comply with the North Carolina tax refund statute. On February 21, 1996, the United States Supreme Court held in Fulton that the State's intangibles tax on shares of stock in non-North Carolina corporations (by then repealed) violated the Commerce Clause of the United States Constitution because it discriminated against stock issued by corporations that do all or part of their business outside of North Carolina.

  In June 1997 the trial court dismissed the claims of this class of plaintiffs. An appeal of the dismissal is now pending before the North Carolina Supreme Court. The principal issue in the appeal is whether the plaintiffs are entitled to a refund on the intangibles tax paid, notwithstanding their failure to comply with the requirements of the tax refund statute. A second class action was filed in January 1998 by the same plaintiffs, claiming an entitlement to a refund under a separate theory. The plaintiffs claim that they are entitled to refunds of $80 million for tax year 1990 and $131.75 million for tax years 1991-94.

  In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds (Public School Building Bonds). In November 1997, the State issued $250 million of the authorized highway bonds (Highway Bonds). In March 1998, the State issued an additional $450 million of the authorized school bonds (Public School Building Bonds). The offering of the remaining $1.6 billion of these authorized bonds is anticipated to occur over the next two to five years.

  The North Carolina General Assembly has approved State general obligation bonds in the amount of $800,000 for clean water projects and $200,000 for expansion of natural gas service. These bond issues will be presented for voter approval in November 1998.

  Currently, Moody's, Standard & Poor's and Fitch IBCA rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively.

                      [This page intentionally left blank]

                                  APPENDIX II

                          RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") LONG-TERM DEBT RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Short-term Notes: The four ratings of Moody's for short-term notes are MIG1/VMIG1, MIG2/ VMIG2, MIG3/VMIG3 and MIG4/VMIG4; MIG1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG2/VMIG2 denotes "high quality" with ample margins of protection; MIG3/VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG4/VMIG4 notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S ("STANDARD & POOR'S") ISSUE CREDIT RATING DEFINITIONS

  A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

   I. Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

   II. Nature of and provisions of the obligation; and

  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS

AAA  An obligation rated "AAA" has the highest rating assigned by Standard
     & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB   An obligation rated "BB," "B," "CCC," "CC" and "C" is regarded as having
B    significant speculative characteristics. "BB" indicates the least degree of
CCC  speculation and "C" the highest degree of speculation. While such bonds will
CC   likely have some quality and protective characteristics, these may be outweighed
C    by large uncertainties or major exposures to adverse conditions.

D    An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1  A short-term obligation rated "A-1" is rated in the highest category by Standard &
     Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2  A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3  A short-term obligation rated "A-3" exhibits adequate protection parameters.
     However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B    A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C    A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D    A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF FITCH IBCA, INC. ("FITCH") RATINGS

  Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis.

  Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term "AAA"--"BBB" categories; short-term "F1"-- "F3") indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term "BB"--"D") either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability.

  Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INTERNATIONAL CREDIT RATINGS

  Fitch's international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long- and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

ANALYTICAL CONSIDERATIONS

  When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

  Investment-grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security defaults, are a relatively minor consideration in investment-grade ratings, but Fitch does use "notching" of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the "DDD" category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

  Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/F1+." The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

INTERNATIONAL LONG-TERM CREDIT RATINGS

 Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

 Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC    High default risk. Default is a real possibility. Capacity for meeting
CC     financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD    Default. Securities are not meeting current obligations and are
DD     extremely speculative. "DDD" designates the highest potential for
D recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, "DD" indicates expected recovery of 50%-90% of such outstandings, and "D," the lowest recovery potential, i.e., below 50%.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

  A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D      Default. Denotes actual or imminent payment default.
---------
Notes:

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

  "NR" indicates that Fitch does not rate the issuer or issue in question.

  "Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.

 EXHIBIT
 NUMBER
 -------
   1(a)  --Declaration of Trust of the Registrant, dated August 2, 1985.(a)
    (b)  --Amendment to Declaration of Trust, dated September 18, 1987.(a)
    (c)  --Amendment to Declaration of Trust, dated December 21, 1987.(a)
    (d)  --Amendment to Declaration of Trust, dated October 3, 1988.(a)
    (e)  --Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of beneficial interest.(a)
    (f)  --Instrument establishing Merrill Lynch North Carolina Municipal Bond
          Fund (the "Fund") as a series of the Registrant.(a)
    (g)  --Instrument establishing Class A and Class B shares of beneficial interest of the Fund.(a)
   2     --By-Laws of the Registrant.(a)
   3     --Portions of the Declaration of Trust, Certificate of Establishment
          and Designation and By-Laws of the Registrant defining the rights of holders of the Fund as a series of the Registrant.(b)
   4     --Form of Management Agreement between the Registrant and Fund Asset
          Management, L.P.(a)
    (b)  --Supplement to Management Agreement between Registrant and Fund Asset
          Management, L.P.(e)
   5(a)  --Form of Revised Class A Distribution Agreement between the
          Registrant and Merrill Lynch Funds Distributor, Inc. (the
          "Distributor") (including Form of Selected Dealers Agreement).(e)
    (b)  --Form of Class B Distribution Agreement between the Registrant and the Distributor.(a)
    (c)  --Form of Class C Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers Agreement).(e)
    (d)  --Form of Class D Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers Agreement).(e)
    (e)  --Letter Agreement between the Fund and the Distributor, dated March
          31, 1994, in connection with the Merrill Lynch Mutual Funds Adviser
          Program.(c)
   6     --None.
   7     --Form of Custody Agreement between the Registrant and State Street
          Bank and Trust Company.(d)
   8     --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between the Registrant and Merrill Lynch
          Financial Data Services, Inc. (now known as Financial Data Services,
          Inc.)(c)
   9     --Opinion of Brown & Wood LLP, counsel to the Registrant.(g)
  10     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  11     --None.
  12     --Certificate of Fund Asset Management, L.P.(a)
  13(a)  --Class B Distribution Plan of the Registrant and Class B Distribution
          Plan Sub-Agreement.(c)
    (b)  --Form of Class C Distribution Plan of the Registrant and Class C
          Distribution Plan Sub-Agreement.(e)
    (c)  --Form of Class D Distribution Plan of the Registrant and Class D
          Distribution Plan Sub-Agreement.(e)
  14(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.
  15     --Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-
          3.(f)

----------
(a) Filed on November 1, 1995 as an Exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-91311) (the "Registration Statement").
(b) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d) and 1(e) with Post-Effective Amendment No. 2 to the Registration Statement; to the Certificates of Establishment and Designation establishing the Fund as a series of the Registrant and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(f) and 1(g), respectively, with Post-Effective Amendment No. 5 to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 5 to the Registration Statement.
(c) Filed on November 24, 1993 as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.
(d) Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on October 14, 1994, relating to shares of the Merrill Lynch Minnesota Municipal Bond Fund series of the Registrant (File No. 33-44734).
(e) Filed on October 18, 1994 as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.
(f) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registrant's Registration Statement filed on January 25, 1996, relating to shares of the Merrill Lynch New York Municipal Bond Fund series of the Registrant (File No. 2-99473).
(g) Previously filed as an exhibit to the Registration Statement.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any other person.

ITEM 25. INDEMNIFICATION.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

  "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right in indemnity or reimbursement granted herein or in Section
5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this
Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940, as amended may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and
(iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Fund Asset Management, L.P. ("FAM" or the "Investment Adviser") acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc.,

Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

  The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc., ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 1, 1996 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                         POSITION(S) WITH THE    OTHER SUBSTANTIAL BUSINESS,
                          INVESTMENT ADVISER       PROFESSION, VOCATION OR
 NAME                  ------------------------           EMPLOYMENT
 ----                                           -----------------------------
 ML & Co.............. Limited Partner          Financial Services Holding
                                                Company;
                                                Limited Partner of MLAM
 Princeton Services... General Partner          General Partner of MLAM
 Arthur Zeikel........ Chairman                 Chairman of MLAM; President
                                                of FAM and MLAM from 1977 to
                                                1997; Chairman and Director
                                                of Princeton Services;
                                                President of Princeton
                                                Services from 1993 to 1997;
                                                Executive Vice President of
                                                ML & Co.
 Jeffrey M. Peek...... President                President of MLAM; President
                                                and Director of Princeton
                                                Services; Executive Vice
                                                President of ML & Co.;
                                                Managing Director and Co-Head
                                                of the Investment Banking
                                                Division of Merrill Lynch (in
                                                1997); Senior Vice President
                                                and Director of the Global
                                                Securities and Economics
                                                Division of Merrill Lynch
                                                (from 1995 to 1997).
 Terry K. Glenn....... Executive Vice President Executive Vice President of
                                                MLAM; Executive Vice
                                                President and Director of
                                                Princeton Services; President
                                                and Director of PFD; Director
                                                of FDS; President of
                                                Princeton Administrators
 Linda L. Federici.... Senior Vice President    Senior Vice President of
                                                MLAM; Senior Vice President
                                                of Princeton Services
 Vincent R. Giordano.. Senior Vice President    Senior Vice President of
                                                MLAM; Senior Vice President
                                                of Princeton Services

                            POSITION(S) WITH THE  OTHER SUBSTANTIAL BUSINESS,
                             INVESTMENT ADVISER     PROFESSION, VOCATION OR
 NAME                      ----------------------          EMPLOYMENT
 ----                                             ---------------------------
 Elizabeth A. Griffin..... Senior Vice President  Senior Vice President of
                                                  MLAM; Senior Vice President
                                                  of Princeton Services
 Norman R. Harvey......... Senior Vice President  Senior Vice President of
                                                  MLAM; Senior Vice President
                                                  of Princeton Services
 Michael J. Hennewinkel... Senior Vice President, Senior Vice President,
                           Secretary and          Secretary and General
                           General Counsel        Counsel of MLAM; Senior
                                                  Vice President of Princeton
                                                  Services
 Philip L. Kirstein....... Senior Vice President  Senior Vice President of
                                                  MLAM; Senior Vice President
                                                  of Princeton Services
 Ronald M. Kloss.......... Senior Vice President  Senior Vice President of
                                                  MLAM; Senior Vice President
                                                  of Princeton Services
 Debra Landsman-Yaros..... Senior Vice President  Senior Vice President of
                                                  MLAM; Senior Vice President
                                                  of Princeton Services; Vice
                                                  President of PFD
 Stephen M. M. Miller..... Senior Vice President  Executive Vice President of
                                                  Princeton Administrators;
                                                  Senior Vice President of
                                                  Princeton Services
 Joseph T. Monagle, Jr. .. Senior Vice President  Senior Vice President of
                                                  MLAM; Senior Vice President
                                                  of Princeton Services
 Brian A. Murdock......... Senior Vice President  Senior Vice President of
                                                  MLAM; Senior Vice President
                                                  of Princeton Services;
                                                  Director of PFD
 Michael L. Quinn......... Senior Vice President  Senior Vice President of
                                                  MLAM; Senior Vice President
                                                  of Princeton Services;
                                                  Managing Director and First
                                                  Vice President of Merrill
                                                  Lynch from 1989 to 1995
 Gerald M. Richard........ Senior Vice President  Senior Vice President and
                           and Treasurer          Treasurer of MLAM; Senior
                                                  Vice President and
                                                  Treasurer of Princeton
                                                  Services; Vice President
                                                  and Treasurer of PFD
 Gregory D. Upah.......... Senior Vice President  Senior Vice President of
                                                  MLAM; Senior Vice President
                                                  of Princeton Services
 Ronald L. Welburn........ Senior Vice President  Senior Vice President of
                                                  MLAM; Senior Vice President
                                                  of Princeton Services

ITEM 27. PRINCIPAL UNDERWRITERS.

  (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

  (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                                         POSITION(S) AND
                                 POSITION(S) AND          OFFICE(S) WITH
NAME                            OFFICE(S) WITH PFD          REGISTRANT
----                          ---------------------- ------------------------
Terry K. Glenn............... President and Director Executive Vice President
Brian A. Murdock............. Director               None
Thomas J. Verage............. Director               None
Robert W. Cook............... Senior Vice President  None
Michael J. Brady............. Vice President         None
William M. Breen............. Vice President         None
Michael G. Clark............. Vice President         None

                                                                  POSITION(S)
                                                                      AND
                                                                   OFFICE(S)
                                      POSITION(S) AND OFFICE(S)      WITH
NAME                                           WITH PFD           REGISTRANT
----                                 ---------------------------- -----------
James T. Fatseas.................... Vice President                None
Debra W. Landsman-Yaros............. Vice President                None
Michelle T. Lau..................... Vice President                None
Gerald M. Richard................... Vice President and Treasurer  Treasurer
Salvatore Venezia................... Vice President                None
William Wasel....................... Vice President                None
Robert Harris....................... Secretary                     None

  (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

ITEM 29. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Trust -- Fund Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Trust -- Management Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS.

  Not applicable.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDESIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND THE STATE OF NEW JERSEY, ON THE 29TH DAY OF SEPTEMBER, 1998.

                                       Merrill Lynch Multi-state Municipal
                                       Series Trust
                                       (Registrant)

                                                /s/ Gerald M. Richard
                                       By: ____________________________________
                                                    GERALD M. RICHARD
                                                        TREASURER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE(S) INDICATED.

              SIGNATURE                          TITLE                   DATE
              ---------                          -----                   ----

           Arthur Zeikel*              President and Trustee
______________________________________  (Principal Executive
           (ARTHUR ZEIKEL)              Officer)

         Gerald M. Richard*            Treasurer (Principal
______________________________________  Financial
         (GERALD M. RICHARD)            and Accounting Officer)

         James H. Bodurtha*            Trustee
______________________________________
         (JAMES H. BODURTHA)

         Herbert I. London*            Trustee
______________________________________
         (HERBERT I. LONDON)

         Robert R. Martin*             Trustee
______________________________________
          (ROBERT R. MARTIN)

           Joseph L. May*              Trustee
______________________________________
           (JOSEPH L. MAY)

          Andre F. Perold*             Trustee
______________________________________
          (ANDRE F. PEROLD)

      /s/ Gerald M. Richard                                       September 29, 1998
*By: _________________________________
(GERALD M. RICHARD, ATTORNEY-IN-FACT)


                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                            DESCRIPTION
 -------                           -----------

  10     Consent of Deloitte & Touche LLP, independent auditors for the
         Registrant
  14(a)  Financial Data Schedule for Class A Shares
    (b)  Financial Data Schedule for Class B Shares
    (c)  Financial Data Schedule for Class C Shares
    (d)  Financial Data Schedule for Class D Shares